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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 19, 2001
                                ----------------

                              IBIZ TECHNOLOGY CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                 Florida                        000-027619                86-0933890
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
       (State or other jurisdiction             (Commission              (IRS Employer
            of incorporation)                   File Number)           Identification No.)

      1919 West Lone Cactus Drive, Phoenix, Arizona 85021, (623) 492-9200
                   (Address and telephone number of principal
                               executive offices)

                       Robert L. Lane, Lane & Ehrlich, Ltd
                       -----------------------------------
    4001 N. Third St., Suite 400, Phoenix, Arizona 85012-2065, (602) 264-4442
    -------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)

          COPY TO: Stephen R. Boatwright, Esq., Gammage & Burnham, PLC
                   ---------------------------------------------------
  Two North Central Avenue, 18th Floor, Phoenix, Arizona 85004, (602) 256-0566
  ----------------------------------------------------------------------------


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         iBIZ issued the press release attached hereto as Exhibit 99.01 on January 12, 2001.

Item 7. Financial Statements and Exhibits.

        Exhibit No.                 DESCRIPTION
        99.01                       Press Release of January 12, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 19, 2001.

                                      iBIZ Technology Corp.,
                                      a Florida Corporation

                                      By: /s/ Kenneth W. Schilling
                                          --------------------------------
                                          Kenneth W. Schilling, President,
                                          Director


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